June 6, 2007

Supplement to the

Quant Funds Class A, Ordinary and Institutional Shares

Statement of Additional Information

Dated November 1, 2006

This Supplement replaces the supplement dated June 1, 2007 in its entirety and updates certain information contained in the currently effective Class A, Ordinary Shares and Institutional Shares Statement of Information for Quant Small Cap Fund (the “Fund”), a series fund of the Quantitative Group of Funds (the “Trust”). You may obtain a copy of the Statement of Information, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

As of June 1, 2007, U.S. Boston Capital Corporation (the “Distributor”) has voluntarily and temporarily agreed to waive 0.25% of the 0.50% distribution (Rule 12b-1) fees payable to the Distributor by the Quant Small Cap Fund (the “Fund”) with respect to its Ordinary Shares for the period June 1, 2007 through July 31, 2008. This reduction is subject to periodic review and the Distributor may terminate or modify this waiver at anytime. As a result of the fee waiver, information with respect to the Fund provided in the Quant Funds’ Statement of Additional Information dated November 1, 2006, under the heading “Distributor and Distribution Plan” is supplemented by the above information. In addition, with respect to the Fund, the Manager will pay the Distributor a monthly fee at the annual rate of up to 0.25% of the average net asset value of the Ordinary Shares held by shareholder accounts for which certain such employee sales agents of the Distributor are named as broker-of-record. Please refer to the information in the corresponding section of the Statement of Additional Information.

1075-01-0607

©2007 U.S. Boston Capital Corporation

Distributor of the Quant Funds, member NASD, SIPC